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                                                                    EXHIBIT 10.2

                                AMENDMENT NO. 1
                                      TO

                               LICENSE AGREEMENT

     This AMENDMENT NO. 1 TO LICENSE AGREEMENT ("Amendment No. 1") dated May 12, 1999 is by and between David R. Mortenson & Associates, a Texas general partnership ("Grantor"), and Gentry Resources, Inc., a Nevada corporation ("Licensee").

     WHEREAS, Grantor and Licensee are parties to that certain License Agreement (the "Preexisting Agreement") dated as of April 28, 1999, granting Licensee an exclusive private label license for the Biocatalyst and Biomas products in Alabama, Arkansas, Louisiana and Mississippi; and

     WHEREAS, Grantor and Licensee wish to confirm, clarify and modify certain terms of the License Agreement;

     NOW THEREFORE, the parties hereto agree as follows:

1.   Definitions; References.
     -----------------------

     Capitalized terms not defined in this Amendment No. 1 shall have the meanings given them in the Preexisting Agreement. References in the Preexisting Agreement and this Amendment No. 1 to the "Agreement" shall refer to the Preexisting Agreement as amended by this Amendment No. 1, and words such as "herein", "hereinafter" or other words of similar import shall likewise be construed as referring to the Preexisting Agreement as amended by this Amendment No. 1.

2.   Confirmation of Agreement.
     -------------------------

     This Amendment No. 1 amends the Preexisting Agreement. Terms of the Preexisting Agreement not amended by this Amendment No. 1 continue in full force and effect, and are hereby ratified and confirmed by the parties.

3.   Preexisting Agreement.
     ---------------------



                     Amendment No. 1 to License Agreement
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     The Preexisting Agreement supersedes and replaces in its entirety that certain License Agreement (the "Superseded Agreement") dated December 24, 1998, by and between Grantor and Licensee. The Superseded Agreement is null, void, of no force or effect, and each party hereby releases, if any, its rights, or any obligations of the other, thereunder.

4.   Termination for Convenience.
     ---------------------------

     At the end of paragraph (a) of the first Section 2.02 of the Preexisting Agreement, the following sentence is added: "This Agreement may be terminated by Licensee upon the giving of notice as herein provided."


5.   Licensee's Control Over Business.
     --------------------------------

     A new Section 5.06 is added: "5.06 Licensee's Control Over Business. Licensee shall establish the means by which it satisfies its obligations under Sections 5.01 and 5.05. Grantor shall have no right to enforce, and no action shall accrue under, such provisions until this Agreement shall have been in force for more than one year and Licensee shall have failed to meet its minimum purchase requirements set forth in Exhibits A and C."

6.   Minimum Purchase Requirements.
     -----------------------------

     The Purchase Obligations set forth on Exhibit C are hereby modified so that Licensee's minimum purchase requirement shall be $125,000 for the 1st Year, rather than $50,000 and $75,000 for the 1st 6 months and the 2nd 6 months, respectively. In addition, the following sentence is hereby added after the last sentence on Exhibit C: "Grantor shall have no right to enforce, and no action shall accrue in respect of, Licensee's Purchase Obligations until this Agreement shall have been in force for more than one year."




                     Amendment No. 1 to License Agreement
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

GRANTOR:                                   LICENSEE:

DAVID R. MORTENSON & ASSOCIATES            GENTRY RESOURCES, INC.

/s/ David R. Mortenson                     /s/ Jimmy P. Beehner
-------------------------------            ----------------------------------
By David R. Mortenson                      By Jimmy P. Beehner
Its General Partner                        Its President


                     Amendment No. 1 to License Agreement
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